Exhibit 10.31

EXECUTION VERSION

Confidential

EIGHTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Eighth Amendment to Amended and Restated Interactive Marketing Agreement (this “Eighth Amendment”), effective as of April 28, 2005 (the “Eighth Amendment Effective Date”), is between AMERICA ONLINE, INC. (“AOL”), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and GOOGLE INC. (“Google”), a Delaware corporation, successor-in-interest to Google Inc., a California corporation, with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043.

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 14, 2004 (the “Fifth Amendment”), that Sixth Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 16, 2004 (the “Sixth Amendment”), and that Seventh Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 28, 2005 (the “Seventh Amendment”), and that Addendum One to the Second Amendment to Amended and Restated Interactive Marketing Agreement dated September 23, 2004 (“Addendum One”) (the IMA and such amendments and addendum, collectively the “Existing Agreement”). Capitalized terms not defined in this Eighth Amendment shall have the meanings set forth in the Existing Agreement.

AGREEMENT

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1.

[****] The following shall be added to the Existing Agreement as a new subsection 5.6(k): “[****] to the [****] provided hereunder, Google shall provide AOL with [****] (collectively, the [****]) containing Information about [****] activity related to Sponsored Links and associated Queries [****]. The information contained in the [****] provided by Google to AOL shall be substantially similar to the Information contained in the example [****] set forth in Eighth Amendment Exhibit A. Without limiting the generality of the foregoing, the [****] shall [****]. The Parties may change the information covered by the [****] by mutual written agreement. Google will deliver the [****] made available to AOL on a secured copy protocol (“SCP”) site no [****]. Google shall [****] to provide each [****] in a timely manner. The Parties acknowledge and agree that any and all

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[****] provided to AOL shall be considered Confidential Information of Google and that such [****] shall be subject to all confidentiality restrictions set forth in this Agreement. AOL will use the [****], AOL shall not use the [****] to develop or assist in developing a product or service that is similar in nature to any product or service made commercially available by Google.

2.	Order of Precedence. This Eighth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Eighth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Eighth Amendment and the Existing Agreement expressly conflict. However, nothing in this Eighth Amendment shall be Interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Eighth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Eighth Amendment shall be interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

3.	Term. Notwithstanding anything stated to the contrary in the Existing Agreement, unless earlier terminated as set forth in the Existing Agreement, the term of this Eighth Amendment will commence on the Eighth Amendment Effective Date and continue through the first anniversary of the Eighth Amendment Effective Date (“Eighth Amendment Term”); provided, however, that the Parties may mutually agree in writing to extend the Eighth Amendment Term.

4.	Counterparts; Facsimile. This Eighth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Eighth Amendment may be executed by facsimile.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties hereto have executed this Eighth Amendment as of the Eighth Amendment Effective Date.

AMERICA ONLINE, INC.		GOOGLE INC.

By:	/s/ Jim Riesenbach	By:	/s/ Joan Braddi
Name:	Jim Riesenbach	Name:	Joan Braddi
Title:	SVP	Title:	VP, Search Services
Date:	April 29, 2005	Date:	April 27, 2005

Eighth Amendment Exhibit List

Eighth Amendment Exhibit A		[****]

[Signature Page to Eighth Amendment]

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EIGHTH AMENDMENT EXHIBIT A

[****]

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[****]

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[****]

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